                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            ------------------------


                                   FORM 8-K/A
                                 Current Report
         THIS AMENDMENT IS BEING FILED TO REVISE BEGINNING OF THE MONTH
                PRINCIPAL RECEIVABLES AND RESULTING CALCULATIONS

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                         Date of Report: March 15, 2001
                                         --------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                              0-25762                  54-1719855
-------------------------------           ---------------            ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5. OTHER EVENTS The February 2001 monthly Certificateholder's Statements to investors were distributed March 15, 2001.


ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.  February performance Summary

              2. Series 1996-1 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              3. Series 1996-2 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              4. Series 1996-3 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              5. Series 1997-1 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              6. Series 1997-2 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              7. Series 1998-1 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              8. Series 1998-3 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              9. Series 1998-4 Class A and Class B Certificateholder's
                 Statements for the month of February 2001.

              10. Series 1999-1 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              11. Series 1999-2 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              12. Series 1999-3 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              13. Series 2000-1 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              14. Series 2000-2 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              15. Series 2000-3 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              16. Series 2000-4 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              17. Series 2000-5 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              18. Series 2001-1 Class A and Class B Certificateholder's
                  Statements for the month of February 2001

              19. Trust Excess Spread Analysis



                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By:  CAPITAL ONE BANK
                                            Servicer


                                       By:   /s/ David M. Willey
                                            ------------------------------------
                                            David M. Willey
                                            Senior Vice President of Corporate
                                            Financial Management
Date:  March 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                          ---------------------------






                                    EXHIBITS

                                       TO

                                   FORM 8-K/A




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                  INDEX TO EXHIBITS

                                                                     SEQUENTIALLY
EXHIBIT                                                              NUMBERED
NUMBER          EXHIBITS                                             PAGE
------          --------                                             --------------


  1             February performance Summary                               07

  2             Series 1996-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         09

  3             Series 1996-2 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         11

  4             Series 1996-3 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         13

  5             Series 1997-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         15

  6             Series 1997-2 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         17

  7             Series 1998-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         20

  8             Series 1998-3 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         23

  9             Series 1998-4 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         26

  10            Series 1999-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         29

  11            Series 1999-2 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         31

  12            Series 1999-3 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         33

  13            Series 2000-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         35

  14            Series 2000-2 Class A and Class B Certificate-

                holder's Statements for the month of February 2001         37

  15            Series 2000-3 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         39

  16            Series 2000-4 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         41

  17            Series 2000-5 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         43

  18            Series 2001-1 Class A and Class B Certificate-
                holder's Statements for the month of February 2001         45

  19            Trust Excess Spread Analysis                               47